CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim S&P Global Dividend Opportunities Index ETF

Supplement to the currently effective Prospectus for the above-listed Fund:

The first bullet point under “3.  Stability Criteria” in the “Additional Information About the Fund’s Strategies and Risks—Index Construction” section of the Prospectus for the above-listed Fund is hereby deleted and replaced with the following:

• Stocks must have a positive, three-year earnings growth. The earnings-per-share in the most recent reported year must be greater than the earnings-per-share reported three years prior. Existing index stocks will be removed from the index only after failing the earnings growth criterion for two consecutive rebalancings.

Claymore Exchange-Traded Fund Trust
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

August 15, 2011                                                                                                                                                            ETF-PRO-LVL-SUP81511